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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 3, 1999


                            NTL COMMUNICATIONS CORP.
               (Exact name of Registrant as Specified in Charter)


Delaware                         0-22616                    52-1822078
(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


110 East 59th Street, New York, New York                           10022
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 906-8440



          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   Other Events

     In conjunction with NTL Communication Corp's and NTL Incorporated's Registration Statement on Form S-3 relating to NTL Communications Corp's 7% Convertable Subordinated Notes due 2008, NTL Communications Corp. is incorporating by reference certain unaudited pro forma financial data. That data is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits.


         Exhibit 99.1      Unaudited Pro Forma Financial Data



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NTL COMMUNICATIONS CORP.


                                       By: /s/ Richard J. Lubasch
                                       Name:  Richard J. Lubasch
                                       Title:  Senior Vice President, General
                                                Counsel and Secretary

Dated:  June 3, 1999



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                                  EXHIBIT INDEX


Designation                            Description

   99.1                          Unaudited Pro Forma Financial Data



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